RX FUNDS TRUST

(formerly, the American Independence Funds Trust II)

(the “Trust”)

SUPPLEMENT DATED FEBRUARY 5, 2016

TO THE

SUMMARY PROSPECTUS DATED MARCH 1, 2015

(AS SUPPLEMENTED THROUGH DECEMBER 28, 2015)

RX MAR TACTICAL GROWTH FUND (formerly, the American Independence MAR Tactical Growth Fund) (TICKERS: MGMIX, MGMAX, MGMCX)

This Supplement updates certain information provided in the Supplement dated August 3, 2015 and replaces the Supplement dated September 28, 2015 to the Summary Prospectus

This supplement to the Summary Prospectus dated March 1, 2015, as supplemented through December 28, 2015, updates certain information in the Summary Prospectus of the Rx MAR Tactical Growth Fund, a series of the Trust (the “Fund”).

As announced in a supplement dated May 8, 2015, and subsequently incorporated into a supplement dated August 3, 2015, effective May 1, 2015, the Sub-Advisory Agreement between American Independence Financial Services, LLC, which is now known as RiskX Investments, LLC (“RiskX Investments”), the Fund’s Adviser, and Cougar Global Investments, Ltd. (“Cougar Global”), the Fund’s Sub-Adviser, by its terms, and in accordance with certain provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), was terminated upon the purchase of Cougar Global by Eagle Asset Management, Inc., a wholly-owned subsidiary of Raymond James Financial (the “Cougar Transaction”).

In anticipation of the Cougar Transaction, the Trust’s Board of Trustees approved, in accordance with Rule 15a-4 under the 1940 Act, an interim sub-advisory agreement between the Adviser and Cougar Global, which became effective on May 1, 2015 (the “Interim Agreement”). Under Rule 15a-4, an interim agreement may have a duration of up to 150 days and any compensation earned under the interim agreement must be held in an escrow account with the fund’s custodian. Currently, the expenses of the Fund are above its expense limitations and the Adviser is reimbursing the Fund. No investment or sub-investment advisory fees are being paid to either the Adviser or Cougar Global.

As announced in a supplement dated September 28, 2015, the Interim Agreement terminated upon the 150th day, the term limit of the Interim Agreement. Cougar Global has continued to provide the Fund with the same level of investment sub-advisory services, with no fees or expenses being payable by the Fund to the Adviser or to Cougar Global. The same portfolio management team consisting of Dr. James Breech, of Cougar Global, and Mr. Charles McNally, of RiskX Investments, has continued to manage the Fund’s portfolios. The Fund’s advisory fees, investment objectives, principal investment strategies and investment policies will remain the same.

At meetings held on June 19, 2015 and July 29, 2015, RiskX Investments proposed to the Board engaging Welton Fund Advisors, LLC (“Welton”) and Frame Global Asset Management, Ltd. (“Frame Global”), respectively, as sub-advisers to the Fund, and the Board approved a form of investment sub-advisory agreement with each sub-adviser (the “New Sub-Advisory Agreements”), subject to shareholder approval. RiskX Investments had expressed concern regarding departures of key investment personnel from Cougar Global after the announcement of the acquisition by Eagle Asset Management, Inc. Provided that the New Sub-Advisory Agreements are approved by shareholders, Welton will provide portfolio management, optimization, risk oversight, and trade execution for the Fund, based on the recommendation and direction of Frame Global. Ms. Deborah Frame, President and CEO of Frame Global, was previously with Cougar Global as Vice President of Investments, prior to the Cougar Transaction, and served as a portfolio manager for the Fund.

A proxy statement further describing the new sub-advisers and requesting that shareholders vote to approve the New Sub-Advisory Agreements between RiskX Investments and each of the new sub-advisers will be mailed to shareholders on or around February 4, 2016. The Board of Trustees has fixed the close of business on January 25, 2016 as the record date for determining shareholders entitled to notice of and to vote at the Special Shareholder Meeting (“Meeting”) and the Meeting date has been scheduled for March 21, 2016.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE